Federated MDT Large Cap Value Fund
Class A Shares
Class C Shares
Class K Shares
Institutional Shares
A Portfolio of Federated MDT Series

SUPPLEMENT TO THE PROSPECTUSES DATED SEPTEMBER 30, 2009.

On November 12, 2009, the Board of Trustees (the “Board”) of Federated MDT Series approved a Plan of Liquidation for Federated MDT Large Cap Value Fund (“Fund”) pursuant to which the Fund will be liquidated on or about December 14, 2009 (the “Liquidation”).  The Fund is being liquidated primarily because of its small asset size and because the adviser to the Fund manages another fund with a similar investment strategy.

Accordingly, the Fund may begin positioning the portfolio of the Fund for liquidation which may cause the Fund to deviate from its stated investment objective and strategies.  It is anticipated that the Fund’s portfolio will be positioned into cash on or prior to the Liquidation Date. Effective as of the close of business on November 16, 2009, the Fund will be closed to new investment (except for reinvestment of dividends and certain automatic investment programs).

Any shares outstanding at the close of business on the Liquidation Date will be automatically redeemed.  Such redemption shall follow the procedures set forth in the Fund’s Prospectus.  Any income or capital gains will be distributed to shareholders, if necessary, prior to the Liquidation.

Any time prior to the Liquidation Date, the shareholders of the Fund may redeem their shares of the Fund pursuant to the procedures set forth in the Fund’s Prospectus.  Shareholders may also exchange their shares of the Fund into shares of the same class of another Federated fund if the shareholder meets the eligibility criteria and investment minimum for the Fund for which the shareholder is exchanging.  The contingent deferred sales charge for Class C shares will be waived for shareholders who redeem their shares prior to or on the Liquidation Date.

If you are a taxable shareholder, the Liquidation of the Fund will be a recognition event.  In addition, any income or capital gains distributed to shareholders prior to the Liquidation Date will be subject to tax.  All investors should consult with their tax advisor regarding the tax consequences of this liquidation.

November 13, 2009

Cusip 31421R668
Cusip 31421R650
Cusip 31421R643
Cusip 31421R635
41690 (11-09)